SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2002

SPEEDFAM — IPEC, INC.

(Exact Name of Registrant as Specified in Charter)

Illinois	0-26784	36-2421613

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

305 North 54th Street, Chandler, AZ 85226

(Address of Principal Executive Offices) (Zip Code)

(480) 705-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-4.1
EX-99.1

ITEM 5. OTHER EVENTS.

         SpeedFam-IPEC, Inc., an Illinois corporation (the “Company”), Novellus Systems, Inc., a California corporation (“Parent”), and NHL Acquisition-Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Reorganization made as of August 11, 2002 (the “Merger Agreement”), pursuant to which, and subject to the conditions thereof, the Company will become a wholly-owned subsidiary of Parent through the merger of Merger Sub with and into the Company.

         In connection with the Merger Agreement, Parent and certain directors and officers of the Company, in their capacity as shareholders, who collectively hold, both directly and beneficially, approximately 1,179,763 shares, or approximately 4%, of the Company’s outstanding common stock, entered into a Shareholder Voting Agreement dated as of August 11, 2002 (the “Voting Agreement”), pursuant to which, and subject to the conditions thereof, such shareholders have agreed to vote their shares of Company common stock to approve the Merger Agreement.

         SpeedFam-IPEC, its directors, executive officers and certain other members of management and employees may be soliciting proxies from SpeedFam-IPEC stockholders in favor of the adoption and approval of the Merger Agreement and approval of the merger and related matters, including: Peter Simone (Executive Chairman), Richard J. Faubert (Chief Executive Officer, President, and Director), J. Michael Dodson (Chief Financial Officer and Secretary), Giovanni N. Nocerino (Executive Vice President of Sales, Marketing and Service), Saket Chadda (Vice President and Chief Technology Officer), Michael Miller (Vice President of Operations), Robert Carey (Vice President of Research, Development, and Engineering), Kenneth Levy (Director), Neil R. Bonke (Director) and Carl Neun (Director). Collectively, these individuals own directly 166,455 shares of SpeedFam-IPEC common stock and 2,783,624 shares underlying options, 1,380,285 shares of which are exercisable within 60 days.

         Additional information will be set forth in the Registration Statement and the Proxy Statement/Prospectus that are expected to be filed with the Securities and Exchange Commission in connection with the merger. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. The Registration Statement and the Proxy Statement/Prospectus will contain important information about SpeedFam-IPEC, Novellus, the Merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the Web site maintained by the SEC at http://www.sec.gov. Free copies of the Proxy Statement/Prospectus and these other documents may also be obtained from: (i) SpeedFam-IPEC by directing a request by mail or telephone to SpeedFam-IPEC, Inc., 305 North 54th Street, Chandler, Arizona 85226, attention: J. Michael Dodson; telephone (480) 705-2100, and (ii) Novellus by directing a request by mail or telephone to Novellus Systems, Inc., 4000 North First St., San Jose, CA 95134, attention: Kevin Royal, telephone (408) 943-9700. In addition to the Registration Statement and the Proxy Statement/Prospectus, SpeedFam-IPEC and Novellus file annual, quarterly, and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements, or other information filed by SpeedFam-IPEC or Novellus at the SEC public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC’s other public reference rooms in New York, New York, and Chicago, Illinois. Please call the SEC at

1-800-SEC-0330 for further information on the public reference rooms. SpeedFam-IPEC’s and Novellus’ filings with the SEC are also available to the public from commercial document-retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

         Copies of the Merger Agreement and the Voting Agreement are attached hereto as Exhibit 2.1 and Exhibit 4.1, respectively. Such Exhibits are incorporated by reference into this Item 5 and the foregoing description is qualified in its entirety by reference to such Exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization made as of August 11, 2002 by and among Novellus Systems, Inc., NHL Acquisition-Sub, Inc. and SpeedFam-IPEC, Inc.

4.1	Form of Shareholder Voting Agreement entered into as of August 11, 2002 between Novellus Systems, Inc. and certain shareholders of SpeedFam-IPEC, Inc.

99.1	Press Release dated August 12, 2002

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPEEDFAM – IPEC, INC.

Date: August 13, 2002	By:	\s\ J. Michael Dodson

J. Michael Dodson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization made as of August 11, 2002 by and among Novellus Systems, Inc., NHL Acquisition-Sub, Inc. and SpeedFam-IPEC, Inc.

4.1	Form of Shareholder Voting Agreement entered into as of August 11, 2002 between Novellus Systems, Inc. and certain shareholders of SpeedFam-IPEC, Inc.

99.1	Press Release dated August 12, 2002